October 31, 2007

Wells Fargo Bank, N.A.
1 Home Campus
Des Moines, Iowa 50328-0001

RE:    Amended and Restated Flow Servicing Agreement, dated as of March 1, 2006, between Citigroup Global Markets Realty Corp. (the “Initial Owner”) and Wells Fargo Bank, N.A. (the “Company”), as amended by the First Amendment to the Amended and Restated Flow Servicing Agreement, dated as of August 1, 2006 and as otherwise amended (together, the “Servicing Agreement”)

Ladies and Gentlemen:

Please refer to the captioned Servicing Agreement.  Please take notice that with respect to the mortgage loans described in the schedule attached hereto as Exhibit A (the “Mortgage Loans”), (i) the Initial Owner has designated CitiMortgage, Inc. as the Owner’s agent for purposes of master servicing the Mortgage Loans and (ii) effective October 31, 2007 (the “Effective Date”) the Initial Owner will have assigned all of its right, title and interest in and to the Mortgage Loans to Citigroup Mortgage Loan Trust, Inc. (the “Depositor”) who in turn will have assigned all of its right, title and interest in and to the Mortgage Loans to the trust (the “Trust”) established pursuant to the Pooling and Servicing Agreement, dated as of October 1, 2007 (the “Pooling Agreement”), among the Depositor, U.S. Bank National Association, as trustee (including its successors in interest and any successor trustees, the “Trustee”), CitiMortgage, Inc. as master servicer and trust administrator (including its successors in interest and any successor servicer or trust administrator under the Pooling Agreement, the “Master Servicer” and the “Trust Administrator”) and Citibank, N.A. as paying agent, certificate registrar and authenticating agent and pursuant to which the Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-10 will be issued.  All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Servicing Agreement.

Please acknowledge that:

1.           Recognition of Assignment by the Company.

From and after the Effective Date,

 (i) the Company shall recognize the Trustee for the benefit of the certificateholders as the owner of the Mortgage Loans and “Owner” under the Reconstituted Servicing Agreement, (as defined below);

(ii) the Company shall continue to service such Mortgage Loans for the benefit of the Owner and its successors and assigns, including the Trust, pursuant to the terms of the Servicing Agreement subject to amendments and modifications as are set forth in this letter (the “Letter Agreement”), notwithstanding anything contained in the Servicing Agreement to the contrary.  It is the express intention of the Company and the Initial Owner that this Letter Agreement shall constitute a separate and distinct servicing agreement with respect to the Mortgage Loans and shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto, it being understood that the terms and conditions of the Servicing Agreement are incorporated herein, except to the extent any such terms and conditions are specifically modified herein (this Letter Agreement including such incorporated terms and conditions, the “Reconstituted Servicing Agreement” with respect to the Mortgage Loans). It is understood that the Initial Owner is relying on Company’s cooperation and ability to service the Mortgage Loans in accordance with the requirements of such securitization;

(iii) the Master Servicer shall have the right to enforce the servicing covenants, duties and obligations of the Company under the Reconstituted Servicing Agreement with respect to the Mortgage Loans and the Company shall indemnify the Master Servicer in addition to the Owner and its successors and assigns on the same terms and conditions as provided in the Servicing Agreement.  Neither the Company nor the Owner shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Reconstituted Servicing Agreement with respect to Company’s performance of its servicing obligations under the Reconstituted Servicing Agreement with respect to the Mortgage Loans without the prior written consent of the Master Servicer;

(iv) Citibank, N.A. shall serve as the Custodian with respect to the Mortgage Loans;

(v) the Company shall deliver all reports, statements, attestations and information required to be delivered by it with respect to the Mortgage Loans pursuant to Articles IV and Sections 5.02, 6.04 and 6.06 of the Servicing Agreement to the Master Servicer and shall deliver to the Master Servicer all reports, statements, attestations, notices and information required to be delivered by it with respect to the Mortgage Loans pursuant to Article IX of the Servicing Agreement;
(vi) the Company shall be entitled to all prepayment premiums or charges received in respect of the Mortgage Loan included on the schedule attached hereto as Exhibit C.

2.           Representations and Warranties of the Company

(a)           The Company warrants and represents to the Initial Owner, the Depositor and the Trust as of the date hereof that:

(i)           The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(ii)           The Company has full power and authority to execute, deliver and perform its obligations under this Letter Agreement and has full power and authority to perform its obligations under the Servicing Agreement. The execution by the Company of this Letter Agreement is in the ordinary course of the Company’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company’s charter or bylaws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Letter Agreement have been duly authorized by all necessary corporate action on part of the Company. This Letter Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Initial Owner and the Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

(iii)           No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Letter Agreement; and

(iv)           There is no action, suit, proceeding or investigation pending or threatened against the Company, before any court, administrative agency or other tribunal, which would draw into question the validity of this Letter Agreement or the Servicing Agreement, or which, either in any one instance or in the aggregate, would result in any material adverse change in the ability of the Company to perform its obligations under this Letter Agreement or the Servicing Agreement, and the Company is solvent.

(b)           Pursuant to Section 9.01 of the Servicing Agreement, the Company hereby represents and warrants, for the benefit of the Initial Owner, the Depositor and the Trust, that the representations and warranties set forth in Section 3.01 of the Servicing Agreement, are true and correct as of the date hereof as if such representations and warranties were made on the date hereof.

The Initial Owner hereby retains the right to enforce the representations and warranties set forth in Section 3.01 of the Servicing Agreement with respect to the Company and the Mortgage Loans against the Company and, if applicable, require the Company to repurchase a Mortgage Loan.

3.           Additional Provisions

Notwithstanding anything to the contrary in the Servicing Agreement, the Initial Owner and the Company agree to modify the Servicing Agreement as follows and the Company agrees to service the Mortgage Loans in accordance with such modifications from and after the date hereof:

(a)  If a Mortgage Loan is a MERS Mortgage Loan, the Company shall cause MERS to designate the Trustee on the MERS® System as the beneficial holder of such Mortgage Loan.

(b)  The Company acknowledges that a REMIC election has been or will be made with respect to the arrangement under which the Mortgage Loans and related REO Property are held.  Accordingly, the Company will comply with the provisions of Section 4.16 of the Servicing Agreement.

(c)  The Custodial and Escrow Accounts established pursuant to the Servicing Agreement with respect to the Mortgage Loans shall be entitled “Wells Fargo Bank N.A., as agent, trustee, and/or bailee for CitiMortgage, Inc., master servicer.”

(d)  All amounts due the Owner with respect to the Mortgage Loans under the Reconstituted Servicing Agreement shall be remitted to the Master Servicer for the benefit of the Trust pursuant to the wire instructions set forth on Exhibit B or as otherwise may be directed by the Master Servicer by notice to the Company in writing.

(e)  The address of the Master Servicer for purposes of all notices and correspondence related to the Mortgage Loans and for reports and statements shall be as follows:

CitiMortgage, Inc.
Master Servicing Division- MC: N3B-355
4000 Regent Blvd.
Irvine, TX 75063

(f) The address of the Trust Administrator for purposes of all reports and statements shall be as follows:

CitiMortgage, Inc.
REMIC/Bond Administration MS:337
1000 Technology Drive
O'Fallon, MO 63368

(g)           The address of the Custodian for the purpose of any request, instruction, or notice required or permitted to be given to the Custodian under the Reconstituted Servicing Agreement shall be as follows:

Citibank, N.A.
5280 Corporate Drive
MSM 0030
Frederick, MD 21703

(h)           The Servicer shall inspect the Mortgaged Property as often as deemed necessary by the Servicer in accordance with Accepted Servicing Practices to assure itself that the value of the Mortgaged Property is being preserved. In addition, if any Mortgage Loan is more than forty-five (45) days delinquent and the Servicer has had no contact with the Mortgagor, the Servicer shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer. The Servicer shall keep a record of each such inspection and, upon request, shall provide the Owner with such information.

(i) If in any month a Mortgage Loan is subject to a modification, the Company shall provide a servicer report (together with any other monthly reports under the Servicing Agreement) to the Master Servicer, containing the loan modification information (the "Modification Information"), which Modification Information shall be mutually agreed upon between the Company and the Master Servicer.  The Company shall provide the Modification Information, to the extent such Modification Information is readily available to the Company and the Company can reasonably supply without undue effort or expense, to allow the Master Servicer to make monthly reports in compliance with the Standard & Poor’s Revised Guidelines For U.S. RMBS Loan Modification and Capitalization Reimbursement Amounts (the “S&P Guidelines”).  Notwithstanding the above, the Company shall also use reasonable efforts to provide any such other information with respect to loan modifications and reimbursement amounts as the Master Servicer may reasonably require to perform the calculations necessary for the Master Servicer to perform its reporting obligations, including but not limited to, the reporting contemplated by the S&P Guidelines.
(j) The Company acknowledges that it will reimburse itself for Monthly Advances of Servicer’s Funds in accordance with Section 4.05 of the Servicing Agreement, limiting the reimbursement from the Custodial Account to amounts received on the related Mortgage Loan.

(k)  Notwithstanding anything to the contrary herein (except with respect to any Mortgage Loans with lender paid primary mortgage insurance) the Servicer shall not be obligated to submit claims related to any pool insurance obtained by the related investor to the extent that the related investor has not notified the Servicer of such coverage.

4.           Miscellaneous

(a)           This Letter Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

(b)           No term or provision of this Letter Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

(c)           This Letter Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Master Servicer acting on the Trust’s behalf). Any entity into which Owner or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Owner or Company, respectively, hereunder.

(d)           This Letter Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

(e)           In the event that any provision of this Letter Agreement conflicts with any provision of the Servicing Agreement with respect to the Mortgage Loans, the terms of this Letter Agreement shall control.

5.           Regulation AB Compliance

(a)           The Company acknowledges that as of the Effective Date the Mortgage Loans will be included in a Securitization Transaction that is subject to reporting obligations under the Exchange Act.

(b)           The Initial Owner hereby requests that the Company provide the information required, as applicable, by Subsection 9.01 of the Servicing Agreement.

(c)           Pursuant to Section 9.01(e)(i)(D) the following are parties to the securitization transaction in which the Mortgage Loans will be included:

(i)	Citigroup Global Markets Realty Corp. (sponsor);

(ii)	Citigroup Mortgage Loan Trust Inc. (depositor);

(iii)	Citigroup Mortgage Loan Trust 2007-10 (issuing entity);

(iv)	CitiMortgage, Inc. (the master servicer and trust administrator);

(v)	U.S. Bank National Association (the trustee);

(vi)	Citibank, N.A. (a custodian, paying agent, certificate registrar and authenticating agent);

(vii)
CitiMortgage, Inc., Citi Residential Lending, Inc., Countrywide Home Loans Servicing LP, Greenpoint Mortgage Funding, Inc., National City Mortgage Co., Opteum Financial Services, LLC, SunTrust Mortgage, Inc., Wells Fargo Bank, N.A., (the servicers);

(viii)
American Home Mortgage Corp., Argent Mortgage Company, LLC, CitiMortgage, Inc., Countrywide Home Loans, Inc., GreenPoint Mortgage Funding, Inc., HomeBanc Mortgage Corporation, LoanCity, Metro City Mortgages Inc., Mission 1 Funding, Inc., National City Mortgage Co.., Opteum Financial Services, LLC, PennFed Financial Services, Inc., Sea Breeze Mortgage Services, Inc., Secured Bankers Mortgage Company, SunTrust Mortgage, Inc., Taylor, Bean & Whitaker Mortgage Corp., Weichert Financial Services and Wells Fargo Bank, N.A.  (the originators); and

(ix)	Citibank, N.A. (a custodian).

[SIGNATURE PAGE FOLLOWS]

Please acknowledge your agreement to the terms of this letter by executing it in the space provided below and returning it to Peter Steinmetz.

CITIGROUP GLOBAL MARKETS REALTY CORP.
By: /s/ Jonathan Riber Name: Jonathan Riber Its: Vice President
Acknowledged and agreed:

WELLS FARGO BANK, N.A.

By: /s/ Laurie McGoogan
Name: Laurie McGoogan
Its: Vice President

CITIMORTGAGE, INC.
Master Servicer

By: /s/ Tommy R. Harris
Name: Tommy R. Harris
Its: Senior Vice President

Exhibit A

Mortgage Loans

Exhibit B

CITIMORTGAGE
WIRING INSTRUCTIONS

Bank Name:                        CitiBank (West)
Bank City/State:                 Glendale, CA
ABA Number:                     321171184
Account Name:                   CMI MSD Clearing
Account Number:               #070-4913896

Please include your investor number, servicer and purchase number, and remittance cutoff date on all wires.  Wires for multiple investors should have backup provided that indicates the amount of funds for each investor.  Backup for multiple investor wires needs to be sent by fax or e-mail the morning the wire is sent and should include the investor number, servicer and purchase number, and total amount of remittance for each investor.

Wires for payoffs need to include your loan number and the payoff date.  Backup for payoffs needs to be sent by fax or e-mail the morning the wire is sent.

Please address all cash related e-mails to Chao Li at chao.li@citigroup.com, Mary Flores at mary.h.flores@citigroup.com and Carolyn Ward at carolyn.ward@citigroup.com.

Please address all cash related faxes to the CASH DEPARTMENT.  The fax number is (469) 220-1572.  If you have any questions concerning these instructions, please call Chao Li at (469) 220-0912.

Exhibit C

Mortgage Loans containing Prepayment Penalties retained by the Company

Loan Number 113404034

Schedule I

Loan Modification Information

Available Upon Request